UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2017

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	000-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 13, 2017, the Board of Directors of Whole Foods Market, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws, as previously amended (the “Bylaws”).  In the Form 8-K filed with the SEC on November 2, 2016, the Company announced changes to its leadership structure, including transitioning from Co-Chief Executive Officers to a sole Chief Executive Officer following Walter Robb’s resignation as Co-Chief Executive Officer effective December 31, 2016.  Prior to this amendment, the Bylaws referred to more than one Chief Executive Officer throughout to reflect our previous Co-Chief Executive Officer structure.  This amendment to the Bylaws updates these references to reflect the Company’s current sole Chief Executive Officer structure.

The foregoing description of the Company’s Bylaws is qualified in all respects by reference to the text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

3.1          Amended and Restated Bylaws of Whole Foods Market, Inc., effective March 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

	By:	/s/ Glenda Flanagan
Date: March 13, 2017		Glenda Flanagan
Executive Vice President and Chief Financial Officer